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                                                                                                                        Exhibit 99.1



                                                CENDANT CORPORATION AND SUBSIDIARIES
                                           CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
                                                            (IN MILLIONS)

                                                                                                        THREE MONTHS ENDED MARCH 31,
                                                                                                        ----------------------------
                                                                                                          2001                2000
                                                                                                          ----                ----
OPERATING ACTIVITIES
Net cash used in operating activities exclusive of management and mortgage programs                     $  (119)             $  (63)
Net cash provided by (used in) operating activities of management and mortgage programs                     131                 (87)
                                                                                                        -------             -------
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES FROM CONTINUING OPERATIONS                               12                (150)
                                                                                                        -------             -------

INVESTING ACTIVITIES
Property and equipment additions                                                                            (60)                (38)
Net assets acquired (net of cash acquired) and acquisition-related payments                                (978)                 (8)
Funding of litigation settlement trust                                                                     (250)               --
Other, net                                                                                                  (17)                (24)
                                                                                                        -------             -------

Net cash used in investing activities exclusive of management and mortgage programs                      (1,305)                (70)
                                                                                                        -------             -------

MANAGEMENT AND MORTGAGE PROGRAMS:
   Investment in leases and leased vehicles, net                                                           (151)               --
   Repayment on advances on homes under management, net of equity advances                                   (7)                 36
   Additions to mortgage servicing rights, net of proceeds from sales                                       (35)               (104)
                                                                                                        -------             -------
                                                                                                           (193)                (68)
                                                                                                        -------             -------

NET CASH USED IN INVESTING ACTIVITIES FROM CONTINUING OPERATIONS                                         (1,498)               (138)
                                                                                                        -------             -------

FINANCING ACTIVITIES
Proceeds from borrowings                                                                                  1,600                --
Principal payments on borrowings                                                                           (316)               (776)
Issuances of common stock                                                                                   657                 499
Repurchases of common stock                                                                                 (10)               (198)
Proceeds from mandatorily redeemable preferred interest in a subsidiary                                      --                 375
Other, net                                                                                                  (34)                 (4)
                                                                                                        -------             -------

Net cash provided by (used in) financing activities exclusive of management and mortgage programs         1,897                (104)
                                                                                                        -------             -------

MANAGEMENT AND MORTGAGE PROGRAMS:
   Proceeds from borrowings                                                                               2,712                 776
   Principal payments on borrowings                                                                      (2,081)             (1,421)
   Net change in short-term borrowings                                                                       26                 672
                                                                                                        -------             -------
                                                                                                            657                  27
                                                                                                        -------             -------

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES FROM CONTINUING OPERATIONS                            2,554                 (77)
                                                                                                        -------             -------

Effect of changes in exchange rates on cash and cash equivalents                                             (5)                  1
                                                                                                        -------             -------

Net cash provided by discontinued operations                                                                 69                 151
                                                                                                        -------             -------

Net increase (decrease) in cash and cash equivalents                                                      1,132                (213)

Cash and cash equivalents, beginning of period                                                              967               1,168
                                                                                                        -------             -------

CASH AND CASH EQUIVALENTS, END OF PERIOD                                                                $ 2,099             $   955
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